UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2020

Woodbridge Liquidation Trust
(Exact name of registrant as specified in its charter)

Delaware	No. 000-56115	36-7730868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

14140 Ventura Boulevard, Suite 302 Sherman Oaks, California	91423
(Address of principal executive offices)	(Zip Code)

(310) 765-1550
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events

Pursuant to the Securities and Exchange Commission (“SEC”) order on March 4, 2020 set forth in SEC Release No. 34-88318, as modified and superseded by the SEC order issued on March 25, 2020 set forth in SEC Release No 34-88465 (as so modified and superseded, the “Order”), which provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (COVID-19) outbreak, Woodbridge Liquidation Trust (the “Trust” and, collectively with its subsidiaries, the “Company”) makes the following disclosure:

The current outbreak of COVID-19 has significantly impacted the Trust’s ability to file on a timely basis its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”) that is due May 15, 2020 (the “Original Due Date”).  Therefore, the Trust has elected to rely on the conditional filing relief provided under the Order.

The Trust itself has no accounting staff and relies on the accounting staff of its subsidiaries (such subsidiaries, together with the Trust, the “Company”) for the preparation of its financial statements.  The current COVID-19 outbreak, along with local and statewide “stay at home” orders, has caused significant disruptions and has required the Company’s accounting staff and management to work from home, resulting in limited access to the Trust’s facilities and its homes under construction, which has caused a delay in the Company’s ability to prepare its financial statements for inclusion in the Quarterly Report.  Notwithstanding the foregoing, the Trust expects to file the Quarterly Report no later than June 29, 2020, or within the 45 days after the Original Due Date.

In light of the COVID-19 outbreak, the Trust expects to include the following risk factors in the Quarterly Report:

Pandemics or other health crises, such as the recent outbreak of the novel coronavirus (COVID-19), may adversely affect the Company in the following ways:

•
The completion of construction of the Company’s development properties may be subject to delays and cost increases, causing delays in distributions in respect of the Liquidation Trust Interests or reductions in the amounts available for such distributions.  The Company’s ability to make distributions in respect of Liquidation Trust Interests depends, in part, on its ability to complete the construction of its properties on a timely basis and at the cost reflected in its financial statements.  In light of the COVID-19 pandemic, certain of the Company’s third-party general contractors have stopped work, which has affected several of the Company’s development properties.   Other general contractors may also stop work voluntarily to ensure the safety of their workers or as a result of regulatory requirements.  Furthermore, the Company’s active construction sites must comply with new and additional regulations imposed by state and local governments in response to the recent coronavirus outbreak, including COVID-19 safety guidance for construction sites.  The implementation of compliance measures may cause increases in the cost of, or delays in, the scheduled completion of construction at such sites.  Additionally, as a result of the widespread and global impact of the coronavirus outbreak, the Company may experience supply chain delays, including delays in the delivery of custom cabinets, furnishings and other construction materials and supplies.  Such delays may have an impact on the cost and timing of completion of construction at the affected properties.

•
The success of the Company’s marketing efforts, the timing of the sales of the Company’s properties and the value realized in such sales could be adversely affected by any reduction in demand for residential real properties as a result of the COVID-19 pandemic or other health crises.  The Company’s ability to sell its properties at the values reflected in its financial statements depends, in part, on demand for such properties and on the global, national, regional and local economic environments. The risk, or public perception of the risk, of a pandemic or media coverage of infectious diseases may cause persons seeking to purchase residential real properties to suspend or defer their efforts.  Reduction in demand for the Company’s properties, which are located in areas affected by the recent COVID-19 outbreak such as Los Angeles and New York, may cause delays in the sale of such properties or adversely affect the price at which they can be sold.  Furthermore, the success of the Company’s marketing efforts depends, in part, on the ability of the Company’s brokers to meet with and show Company properties to prospective purchasers and their agents.  These and other marketing activities may become subject to restrictions on gatherings imposed by state and local governments in response to the recent coronavirus outbreak.

•
The timing of any recoveries relating to the Trust’s prosecution of its Causes of Action may be delayed.  The timing of distributions in respect of Liquidation Trust Interests depends, in part, on when net proceeds will be realized from the prosecution of the Trust’s Causes of Action.  Many of the courts in which the Causes of Action are being prosecuted have issued orders temporarily suspending previously scheduled hearings and/or deferring or postponing the scheduling of additional hearings.  Delays in the prosecution of the Causes of Action may result in delays in the Trust’s realization of net proceeds from such actions and concomitant delays in distributions to holders of Liquidation Trust Interests relating thereto.

•
The Company’s operations may be adversely affected, extending the Company’s anticipated liquidation period.  Delays in the completion of the liquidation of the Company and the timing of net recoveries from the Trust’s prosecution of its Causes of Action may extend its anticipated liquidation period, increase the overall operating and administrative costs of such liquidation, and reduce the amounts available for distribution in respect of the Liquidation Trust Interests.

Regarding Forward-Looking Statements:

This Form 8-K may contain forward-looking statements.  Forward-looking statements include statements (other than historical facts) that address future plans, goals, expectations, activities, events or developments.  The Trust has tried, where possible, to use words such as “anticipate,” “if,” “believe,” “estimate,” “plan,” “expect,” “intend,” “forecast,” “initiative,” “objective,” “goal,” “project,” “outlook,” “priorities,” “target,” “evaluate,” “pursue,” “seek,” “potential,” “continue,” “designed,” “impact,” “may,” “could,” “would,” “should,” “will,” and similar expressions to identify forward-looking statements.  Forward-looking statements are based on current expectations and are subject to substantial risks, uncertainties and other factors, many of which are beyond the Trust’s control and not all of which can be predicted by the Trust.  Accordingly, the Trust cannot guarantee that any forward-looking statements will be realized, as actual result may differ materially from those identified or implied in any forward-looking statement.  Among the factors that may cause actual results to differ materially include the risks and other factors identified and described in this Form 8-K and under “Item 1A.  Risk Factors” of the Trust’s Registration Statement, as amended.  All forward-looking statements speak only as of the date they were made.  The Trust does not undertake a duty to publicly update or revise such forward-looking statements or other information contained herein, whether as a result of new information, subsequent events, circumstances, changes in expectations or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Woodbridge Liquidation Trust

Date: April 8, 2020	By:	/s/ Michael I Goldberg
Michael I. Goldberg,
Liquidation Trustee